Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Supplement dated June 30, 2006 to

Prospectus and Statement of Additional Information dated May 1, 2006

On June 26, 2006, shareholders of Maxim U.S. Government Securities Portfolio approved an Agreement and Plan of Reorganization (the “Reorganization”), whereby Maxim U.S. Government Securities Portfolio (the “Acquired Portfolio”) will be merged with and into Maxim U.S. Government Mortgage Securities Portfolio (the “Acquiring Portfolio”). Upon consummation of the Reorganization, the Acquiring Portfolio will then be renamed Maxim U.S. Government Securities Portfolio.

The Reorganization will be consummated on or about July 15, 2006, or such later date as may be determined by Maxim Series Fund, Inc. (the “Closing”).

The Closing will consist of: (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio; (ii) the distribution to the shareholders of the Acquired Portfolio of shares of the Acquiring Portfolio in exchange for and in redemption of such shareholders’ shares in the Acquired Portfolio; (iii) the termination of the Acquired Portfolio as soon as practicable after the Closing, all upon and subject to the terms and conditions of the Reorganization; and (iv) the change of name of the Acquiring Portfolio to the current name of the Acquired Portfolio.

Effective on as of the close of business on or about July 14, 2006, the Acquired Portfolio will no longer accept purchases.

Effective July 15, 2006, all disclosure in the Prospectus and Statement of Additional Information relating to Maxim U.S. Government Securities Portfolio is hereby deleted in its entirety. The reference to 34 Portfolios is changed to 33 and the reference to 13 Debt Portfolios is changed to 12. With respect to the name change of the Acquiring Portfolio, references to “Maxim U.S. Government Mortgage Securities Portfolio” on pages 1, 8, 10, 50, 60, 61, 67, 68, 75 and 77 in the Prospectus and pages 1, 4, 64, 65, 68, 69, 71 and 76 of the Statement of Additional Information are hereby deleted in their entirety and replaced with “Maxim U.S. Government Securities Portfolio.”

Effective July 15, 2006, the following footnote is hereby added to the Investment Performance of Maxim U.S. Government Securities Portfolio on page 76 of the Statement of Additional Information: “Pursuant to a reorganization effective July 15, 2006, Maxim U.S. Government Securities Portfolio merged with and into Maxim U.S. Government Mortgage Securities Portfolio, which upon effectiveness of the Reorganization was renamed Maxim U.S. Government Securities Portfolio. The historical investment performance illustrated is for Maxim U.S. Government Securities Portfolio, formerly known as Maxim U.S. Government Mortgage Securities Portfolio.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. This Supplement should be retained for future reference.